American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Balanced Fund
Supplement dated August 1, 2020 ■ Summary Prospectus and Prospectus dated March 1, 2020

The following replaces the first paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and prospectus:
For the equity portion of the fund, the portfolio managers select stocks using quantitative management techniques in a multi-step process. First, the managers rank stocks, primarily those of large (those with a market cap greater than $2 billion), publicly-traded U.S. companies from most attractive to least attractive based on an objective set of measures, including valuation, quality, growth and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects. Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following replaces the Portfolio Managers section on pages 4-5 of the summary prospectus and on page 5 of the prospectus.
Portfolio Managers
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2016.
Guan Wang, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2015.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1987.
Charles Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.

The following replaces the second paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 6 of the prospectus:
To select stocks for purchase, the portfolio managers use quantitative management techniques in a multi-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures can generally be classified into four major categories: valuation, quality, growth, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure growth, the managers may use the rate of growth of a company’s earnings, as well as other factors. To measure sentiment, the managers may use factors such as historical stock returns, share volume and options data, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.

The following is added as the fourth paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section on page 6 of the prospectus:
Finally, the portfolio managers review the output of the quantitative model, considering factors such as risk management, transaction costs, and liquidity management.

The following replaces the Equity Portion of Balanced section of The Fund Management Team section on pages 9-10 of the prospectus:
Equity Portion of Balanced
The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund’s investment objective and strategy. The individuals listed below are jointly and primarily responsible for the day-to-day management of the equity portion of the fund.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2016. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. He has a bachelor’s degree in Political Economics of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
Guan Wang
Ms Wang, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2015. She joined American Century Investments in 2015 as an analyst and was promoted to portfolio manager in 2020. She has a bachelor’s degree in finance from Fudan University in China and a masters in finance from Massachusetts Institute of Technology. She is a CFA charterholder.

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